UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2022

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2022 Annual Meeting of Stockholders of Ideanomics, Inc. (the “Company”) held on November 25, 2022 (the “Annual Meeting”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment to the Company’s 2010 Equity Incentive Plan, as amended and restated, (the “Plan”) to authorize an additional 120,000,000 shares issuable under the Plan.

A summary of the Plan was included as part of Proposal 3 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 21, 2022, and is incorporated herein by reference. The summary of the Plan is not purported to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on November 25, 2022. Holders of 274,871,125 shares of the Company’s common stock were represented at the meeting in person or by proxy, constituting a quorum. The following are the voting results on each matter submitted to the stockholders of the Company at the Annual Meeting.

Proposal 1: The vote to elect five (5) directors, was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Alfred Poor	77,434,656	6,525,730	190,910,739
Shane McMahon	76,457,893	7,502,493	190,910,739
James S. Cassano	75,582,638	8,377,748	190,910,739
Jerry Fan	77,627,250	6,333,136	190,910,739
Harry Edelson*	71,146,318	12,814,068	190,910,739

*As previously reported, prior to the Annual Meeting, Harry Edelson informed the Company of his decision to resign from the Company’s Board of Directors and its Committees.

Proposal 2: The vote to ratify the appointment of Grassi & Co., CPAs, P.C. as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2022, was as follows:

FOR	AGAINST	ABSTAIN
267,288,442	6,216,834	1,365,849

Proposal 3: The vote to approve of the amendment and restatement to the Plan, to increase the number of shares authorized for issuance under the Plan to 120,000,000, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
64,624,576	18,595,256	740,554	190,910,739

Proposal 4: The vote to approve the issuance of shares of common stock to Yorkville Advisors pursuant to the terms of a standby equity purchase agreement (the “SEPA”), with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635(b) and 5635(d), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
76,285,409	6,419,694	1,255,283	190,910,739

Proposal 5: The advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
69,896,746	13,296,011	767,629	190,910,739

Proposal 6: The advisory (non-binding) vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its future proxy statements for stockholder consideration, was as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
31,772,438	3,823,546	47,057,048	1,307,354	190,910,739

Proposal 7: The vote to approve of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company’s shares of Common Stock, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
67,243,594	15,683,415	1,033,377	190,910,739

Proposal 8: The vote to approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals, was as follows:

FOR	AGAINST	ABSTAIN
240,248,850	31,575,031	3,047,244

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated 2010 Equity Incentive Plan.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: November 28, 2022	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer